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NUMBER                           APOLLON LOGO                            SHARES

COMMON STOCK                                                  CUSIP 037654 10 0
                                                                See reverse for
                                                            certain definitions


                                APOLLON, INC.
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA


THIS CERTIFIES THAT __________________________ is the owner of ________________________ fully paid and non-assessable shares of the par value of $.01 each of the COMMON STOCK of APOLLON, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of any amendments thereto (copies of which are on file at the office of the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authroized officers.

Dated


________________________  ________________________________________
              SECRETARY         PRESIDENT AND CHIEF EXECUTIVE OFFICER


Countersigned:

  AMERICAN STOCK TRANSFER & TRUST
    COMPANY (NEW YORK, NY)

  TRANSFER AGENT AND REGISTRAR

  AUTHORIZED SIGNATURE

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT-___________Custodian__________
TEN ENT - as tenants by the entireties             (Cust)               (Minor)
JT TEN - as joint tenants with                     under Uniform Gifts to Minors
      right of survivorship and
      not as tenants in common                              Act ________________
                                                                    (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
_________________________________________________________________
_________________________________________________________________
_________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________ Attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated ___________________

    NOTICE:___________________________________________________
         THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION

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PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The Company will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class authorized by the Board of Directors to be issued.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE